YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this annual report for the Dreyfus Variable Investment Fund -- Growth and Income Portfolio for the period ended December 31, 1998. The past 12 months have been a very challenging investment environment with many crosscurrents buffeting world economies and financial markets. Over this period, the Portfolio produced a total return of 11.81% .* Large capitalization stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index (" S&P 500"), had a total return of 28.60%, while small-cap stocks returned a negative -2.55%, as measured by the Russell 2000 Index.** Finally, the Wilshire Large Company Value Index produced a total return of 11.25%.*** Although the Portfolio's results could be characterized as disappointing versus the returns generated by the general broad market averages, as we will discuss, they are not surprising given current market circumstances, the Portfolio's history and evolution, and the returns generated by value style investing, as the Wilshire index highlights.

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment; with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year, but world economic weakness generated powerful enough disinflationary forces that the Fed acted instead to ease credit beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of a financial crisis. The Latin American economies weakened in turn as the financial stresses spread throughout that region. On balance, there was a substantial weakening of the world economy over the course of 1998 moderated mainly by the American consumer's role as "spender of last resort."

A main influence on the U.S. economy during the year was the foreign financial crisis and consequent cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation left more of the growth in consumer income with which to buy goods and services. Thus, consumers benefited from a combination of good growth in income after inflation, a strong labor market, and increases in the prices of assets they owned, including bonds, stocks and real estate. In a sense, 1998 was a year of disinflationary boom in the U.S., as above-trend economic growth coincided with negligible inflation.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and
paper)    and    exports.

  Evidence of a weaker world economy accumulated during 1998 as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, energetic steps were taken to stabilize the Japanese banks, design a support package for Brazil, ease monetary policy, and help overinvested financial institutions rebuild their cash reserves. Indications of a calming of financial fears were evident in the final months of the year. In any case, there appears to have been a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

  The global economy survived a triple financial crisis in 1998 from Japan, emerging market countries and overextended financial institutions. Excess capacity persists in many worldwide industries after years of high capital spending followed by the onset of a worldwide weakening in demand. Fortunately, the U.S. has led the world in making the transition away from the old manufacturing industries to the new growth industries, such as biotechnology, software, computer hardware and the Internet. This contributed to the favorable combination of low unemployment and low inflation in the U.S., and may yet lead toward more efficient allocation of capital elsewhere in the world.

  As 1998 ended, interest rates set by central banks remained in a downtrend in most parts of the world including Europe and the U.S. A similar trend had even begun in many emerging countries, as the stresses of financial crisis relax.

MARKET OVERVIEW

  Volatility was the overriding characteristic of equity markets in the year ended December 31. There was stock market strength during the early part of the year. Small-cap indices started to erode in the spring and were joined by large-cap indices by midsummer. Indices declined sharply until the end of August followed by a rebound and then a renewed decline amidst financial fears until early October. A strong rally followed in the last three months of the year in response to the easing of monetary policy. Over the 12-month period, the total return on the Standard and Poor's 500 Composite Stock Price Index was 28.60%. Returns on mid-cap and small-cap stock indices continued to be weaker, with a negative total return on small-cap indices.

  Three key trends influenced stock market behavior during the year. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% for nearly nine months of the year, but then began a succession of easing moves. Second, weakness in the economies of emerging countries contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default that month. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America sank; those for U.S. corporate profits were put on hold. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns that financial difficulties might spread among emerging countries, who might fail to repay loans. However, in the last three months of the year, these fears began to ebb in response to Federal Reserve easing moves.

  The erosion of expectations for corporate profit growth over the last year contributed to an outperformance by a small group of "supercap" growth stocks for much of the year. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these "supercap" growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns, before rebounding strongly after the Federal Reserve acted.

  The year ended December 31, 1998 was characterized by very different performances of the various market sectors. For example, the total return for the year on the Russell 1000 Index with a heavy large-cap representation, was 27.02%, while the Russell 1000 Growth Index returned 38.71% and the Russell 1000 Value Index returned 15.63%. The return on the Russell Midcap Index was 10.09% while the small-cap Russell 2000 Index return was negative 2.55%.**

  Another pattern in 1998 was that high quality assets outperformed medium and low quality assets. Treasury bonds outperformed junk bonds; U.S. and European stocks outperformed emerging market stocks; blue chip stocks, especially major growth stocks, generally rose more than the average stock. In an environment of concern about financial risks, the high-grade assets were the market leaders.

PORTFOLIO FOCUS

  As I discussed in my last letter, the Portfolio was restructured to be primarily focused on investments in mid- to large-capitalization companies that we believe have above-average earnings growth prospects and whose common stock is selling at below-average price-earnings ratios. While our first priority was to reduce the Portfolio' s exposure to stocks that did not meet our P/E discipline, we maintained some of the Portfolio's bias to small and mid-cap stocks. This bias has not served the Portfolio well in this investment climate as liquidity and large capitalization were primary drivers of performance. During the first half of 1998 additional changes were made to the Portfolio, repositioning it away from small and mid-cap stocks towards larger-cap companies. We believe that at some point, the extreme valuations that now exist between very large capitalization, high P/E companies and the rest of the equity market should narrow and we hope to capitalize on such a development. However, we currently anticipate that on an ongoing basis, the Portfolio should have a larger weighted average capitalization than it has had historically.

  To sum up, we believe that the key investment drivers have been liquidity and concerns about earnings growth. This has led to an investment environment where performance was narrowly focused and largely driven by capitalization, with an emphasis on growth stocks. During the year, investments in Biogen, Lexmark International Group, Cl. A, American Stores, Carnival Corporation, and Xerox produced the largest positive contributions to the Portfolio. On the other side of the ledger, issue selection and a small- to mid-cap bias hurt results. An assortment of stocks from various industries (PhyCor, Wisconsin Central Transportation, Tosco, Beverly Enterprises, and RJR Nabisco Holdings) registered the most negative results.

  In the recent equity environment that has favored large-capitalization growth stocks, we believe that issue selection with a large capitalization bias was a key factor in the investment process during the year. We continued to find stocks with above-average long-term earnings growth potential that we believe were attractively priced relative to the broad market average. An example of a recently purchased stock meeting our investment criteria is Dayton Hudson. Dayton Hudson is a general merchandise retailer and the fifth largest retailer in the country, operating 1,141 stores in 40 states under the names Hudson's, Marshall Field' s, Dayton' s, Target, and Mervyn's. Target, which accounts for roughly 75% of the company' s revenues and profits, is the company's growth engine and the reason we own the stock. Recently purchased at a 20% P/E discount to the S& P 500, based on 1999 projected earnings, the company is expected to grow its earnings 15% to 19% over the near term and 15% longer term, above many analysts' projected market growth.

We are grateful for the opportunity to invest your capital and will be working diligently on your behalf.

                Sincerely,


                [Douglas Ramos, CFA, signature logo]


                Douglas Ramos, CFA

                Portfolio Manager

January 11, 1999

New    York,    N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. All indices are unmanaged and include reinvested dividends.

*** SOURCE: WILSHIRE ASSOCIATES, INC. The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast price-to-earnings ratio. The universe is also divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO  DECEMBER 31, 199
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE
  INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO WITH THE STANDARD & POOR'S 500
    COMPOSITE STOCK PRICE INDEX AND THE WILSHIRE LARGE COMPANY VALUE INDEX

                                    Dollars

$30,148

Standard & Poor's 500 Composite Stock Price Index*

$25,093

Dreyfus Variable Investment Fund, Growth and Income Portfolio

$24,420

Wilshire Large Company Value Index**

* Source: Lipper Analytical Services, Inc.

**  Source: Wilshire Associates, Inc.


Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                                                 From Inception (5/2/94)

                     December 31, 1998                                                to December 31, 1998

                   ___________________                                            _________________________
                           11.81%                                                            21.77%
------------------------

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

The  above  graph  compares  a  $10,000  investment  made  in  Dreyfus  Variable
Investment Fund, Growth and Income Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index as well as to the Wilshire Large Company Value Index which are described below. For comparative purposes, the value of each Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.

The Portfolio' s performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe also is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value. The Indices do not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

Common Stocks--89.1%                                                                       Shares                    Value

-------------------------------------------------------------------------------
                                                                                       ----------------        ----------------
          Commercial Services--.1%  Fortune Brands . . . . . . . . . . . . . . .                  7,800         $       246,675

                                                                                                                  _____________


           Consumer Durables--5.8%  Eastman Kodak  . . . . . . . . . . . . . . .                 23,400               1,684,800

                                    Ford Motor . . . . . . . . . . . . . . . . .                 98,800               5,798,326

                                    General Motors . . . . . . . . . . . . . . .                 89,000               6,369,063

                                    Leggett & Platt  . . . . . . . . . . . . . .                340,000               7,480,000

                                    Newell . . . . . . . . . . . . . . . . . . .                 85,900               3,543,375

                                                                                                                  _____________

                                                                                                                     24,875,564

                                                                                                                  _____________


       Consumer Non-Durables--5.8%  ConAgra  . . . . . . . . . . . . . . . . . .                209,700               6,605,550

                                    Kimberly-Clark . . . . . . . . . . . . . . .                159,000               8,665,500

                                    Philip Morris Cos. . . . . . . . . . . . . .                183,200               9,801,200

                                                                                                                  _____________

                                                                                                                     25,072,250

                                                                                                                  _____________


           Consumer Services--4.0%  Carnival . . . . . . . . . . . . . . . . . .                221,600              10,636,800

                                    Cendant  . . . . . . . . . . . . . . . . . .                345,600  (a)          6,588,000

                                                                                                                  _____________

                                                                                                                     17,224,800

                                                                                                                  _____________


      Electronic Technology--11.3%  Compaq Computer  . . . . . . . . . . . . . .                101,000               4,235,687

                                    Hewlett-Packard  . . . . . . . . . . . . . .                 71,000               4,850,187

                                    International Business Machines  . . . . . .                 45,000               8,313,750

                                    Lexmark International Group, Cl. A . . . . .                 91,900  (a)          9,235,950

                                    Lockheed Martin  . . . . . . . . . . . . . .                 32,500               2,754,375

                                    Perkin-Elmer . . . . . . . . . . . . . . . .                 92,100               8,985,506

                                    Seagate Technology . . . . . . . . . . . . .                 18,300  (a)            553,575

                                    Sun Microsystems . . . . . . . . . . . . . .                 56,000  (a)          4,795,000

                                    United Technologies  . . . . . . . . . . . .                 47,100               5,122,125

                                                                                                                  _____________

                                                                                                                     48,846,155

                                                                                                                  _____________


             Energy Minerals--5.4%  British Petroleum, A.D.S.  . . . . . . . . .                 65,000               6,175,000

                                    Mobil  . . . . . . . . . . . . . . . . . . .                 55,000               4,791,875

                                    Royal Dutch Petroleum A.D.R. . . . . . . . .                 98,000               4,691,750

                                    Texaco . . . . . . . . . . . . . . . . . . .                111,000               5,869,125

                                    USX-Marathon Group . . . . . . . . . . . . .                 59,000               1,777,375

                                                                                                                  _____________

                                                                                                                     23,305,125

                                                                                                                  _____________


                    Finance--22.0%  ACE  . . . . . . . . . . . . . . . . . . . .                 27,700                 953,919

                                    BankAmerica  . . . . . . . . . . . . . . . .                 54,000               3,246,750

                                    BankBoston . . . . . . . . . . . . . . . . .                130,000               5,061,875

                                    CIGNA  . . . . . . . . . . . . . . . . . . .                 38,700               2,991,994

                                    Chase Manhattan  . . . . . . . . . . . . . .                 60,000               4,083,750

                                    Citigroup  . . . . . . . . . . . . . . . . .                159,000               7,870,500

                                    EXEL, Cl. A  . . . . . . . . . . . . . . . .                 48,900               3,667,500

                                    Everest Reinsurance Holdings . . . . . . . .                109,000               4,244,187

                                    Federal Home Loan Mortgage . . . . . . . . .                153,000               9,858,938

                                    Federal National Mortgage Association  . . .                130,000               9,620,000

                                    First Union  . . . . . . . . . . . . . . . .                117,500               7,145,469

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                    DECEMBER 31, 1998

Common Stocks (continued)                                                                   Shares                    Value

-------------------------------------------------------------------------------
                                                                                       ----------------        ----------------

               Finance (continued)  Fleet Financial Group  . . . . . . . . . . .                210,000          $    9,384,375

                                    Household International  . . . . . . . . . .                101,900               4,037,787

                                    Standard & Poor's Depository Receipts  . . .                 44,000               5,412,000

                                    SunAmerica . . . . . . . . . . . . . . . . .                 88,300               7,163,337

                                    Torchmark  . . . . . . . . . . . . . . . . .                 48,000               1,695,000

                                    Wells Fargo  . . . . . . . . . . . . . . . .                211,000               8,426,812

                                                                                                                  _____________

                                                                                                                     94,864,193

                                                                                                                  _____________


             Health Services--3.7%  Beverly Enterprises  . . . . . . . . . . . .                150,600  (a)          1,016,550

                                    Columbia/HCA Healthcare  . . . . . . . . . .                170,300               4,214,925

                                    Tenet Healthcare . . . . . . . . . . . . . .                220,500  (a)          5,788,125

                                    Wellpoint Health Networks  . . . . . . . . .                 58,400  (a)          5,080,800

                                                                                                                  _____________

                                                                                                                     16,100,400

                                                                                                                  _____________


           Health Technology--2.8%  Pharmacia & Upjohn . . . . . . . . . . . . .                160,100               9,065,663

                                    Zeneca . . . . . . . . . . . . . . . . . . .                 66,000               2,863,558

                                                                                                                  _____________

                                                                                                                     11,929,221

                                                                                                                  _____________


         Industrial Services--1.9%  Waste Management . . . . . . . . . . . . . .                169,950               7,923,919

                                                                                                                  _____________


           Process Industries--.6%  dupont (E.I.) de Nemours . . . . . . . . . .                 23,000               1,220,438

                                    Mead . . . . . . . . . . . . . . . . . . . .                 40,000               1,172,500

                                                                                                                  _____________

                                                                                                                      2,392,938

                                                                                                                  _____________


      Producer Manufacturing--4.9%  AlliedSignal . . . . . . . . . . . . . . . .                102,000               4,519,875

                                    Masco  . . . . . . . . . . . . . . . . . . .                270,400               7,774,000

                                    Xerox  . . . . . . . . . . . . . . . . . . .                 76,000               8,968,000

                                                                                                                  _____________

                                                                                                                     21,261,875

                                                                                                                  _____________


                Retail Trade--8.3%  American Stores  . . . . . . . . . . . . . .                301,000              11,118,188

                                    Dayton Hudson  . . . . . . . . . . . . . . .                182,000               9,873,500

                                    Federated Department Stores  . . . . . . . .                 41,000  (a)          1,786,062

                                    May Department Stores  . . . . . . . . . . .                122,000               7,365,750

                                    TJX Cos. . . . . . . . . . . . . . . . . . .                195,800               5,678,200

                                                                                                                  _____________

                                                                                                                     35,821,700

                                                                                                                  _____________


              Transportation--1.2%  CNF Transportation . . . . . . . . . . . . .                 56,800               2,133,550

                                    Union Pacific  . . . . . . . . . . . . . . .                 41,200               1,856,575

                                    Wisconsin Central Transportation . . . . . .                 72,000  (a)          1,237,500

                                                                                                                  _____________

                                                                                                                      5,227,625

                                                                                                                  _____________


                  Utilities--11.3%  AT&T . . . . . . . . . . . . . . . . . . . .                 74,000               5,568,500

                                    Bell Atlantic  . . . . . . . . . . . . . . .                146,000               7,738,000

                                    Coastal  . . . . . . . . . . . . . . . . . .                254,000               8,874,125

                                 .  Duke Energy  . . . . . . . . . . . . . . . .                 32,000               2,050,000

                                    GTE  . . . . . . . . . . . . . . . . . . . .                117,000               7,890,188

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                     DECEMBER 31, 1998

Common Stocks (continued)                                                                   Shares                    Value

-------------------------------------------------------------------------------
                                                                                       ----------------        ----------------

             Utilities (continued)  SBC Communications . . . . . . . . . . . . .                160,000          $    8,580,000

                                    Texas Utilities  . . . . . . . . . . . . . .                169,400               7,908,862

                                                                                                                  _____________

                                                                                                                     48,609,675

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                      (cost $319,838,693)  . . . . . . . . . . .                                   $383,702,115

                                                                                                                  =============



                                                                                           Principal

Short-Term Investments--11.4%                                                               Amount

-------------------------------------------------------------------------------
                                                                                       ----------------        ----------------

              U.S. Treasury Bills:  3.71%, 1/7/1999  . . . . . . . . . . . . . .           $  3,252,000          $    3,250,107

                                    3.96%, 1/14/1999 . . . . . . . . . . . . . .              4,416,000               4,410,273

                                    4.23%, 1/21/1999 . . . . . . . . . . . . . .             17,519,000              17,476,166

                                    4.35%, 2/4/1999  . . . . . . . . . . . . . .              7,026,000  (b)          6,997,200

                                    4.41%, 3/18/1999 . . . . . . . . . . . . . .              1,764,000               1,748,389

                                    4.44%, 3/25/1999 . . . . . . . . . . . . . .                229,000                 226,708

                                    4.46%, 4/1/1999  . . . . . . . . . . . . . .             15,391,000              15,223,238

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                      (cost $49,328,011) . . . . . . . . . . . .                                  $  49,332,081

                                                                                                                  =============


TOTAL INVESTMENTS (cost $369,166,704). . . . . . . . . . . . . . . . . . . . . .                 100.5%            $433,034,196

                                                                                                =======           =============


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . .                   (.5%)         $   (2,332,345)

                                                                                                =======           =============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 100.0%            $430,701,851

                                                                                                =======           =============




Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b) Partially held by the custodian in a segregated account as collateral for open financial futures positions.




  STATEMENT OF FINANCIAL FUTURES                              DECEMBER 31, 1998


                                                                            Market Value                          Unrealized

                                                                              Covered                           Appreciation

Financial Futures Purchased                                 Contracts       by Contracts        Expiration        at 12/31/98

________________________                                    ________        ____________         _________       ____________

Standard & Poor's 500. . . . . . . . . . . . . . . . . .       100           $31,137,500         March '99        $1,310,500

                                                                                                                  ==========




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                     DECEMBER 31, 1998

                                                                                                    Cost              Value

                                                                                               ______________     _____________
ASSETS:                    Investments in securities--See Statement of Investments . . . .       $369,166,704      $433,034,196

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,478,274

                           Dividends receivable  . . . . . . . . . . . . . . . . . . . . .                              588,226

                           Receivable for investment securities sold . . . . . . . . . . .                              355,001

                           Receivable for shares of Beneficial Interest subscribed . . . .                               86,167

                           Receivable for futures variation margin . . . . . . . . . . . .                               85,000

                           Net unrealized appreciation on forward currency
                             exchange contracts--Note 4(a) . . . . . . . . . . . . . . . .                               27,876

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                                1,048

                                                                                                                 ______________

                                                                                                                    435,655,788

                                                                                                                 ______________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                              273,305

                           Payable for shares of Beneficial Interest redeemed  . . . . . .                            3,752,565

                           Payable for investment securities purchased . . . . . . . . . .                              897,993

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                               30,074

                                                                                                                 ______________

                                                                                                                      4,953,937

                                                                                                                 ______________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $430,701,851

                                                                                                                 ==============


REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                         $378,873,141

                           Accumulated undistributed investment income--net  . . . . . . .                              333,768

                           Accumulated net realized gain (loss) on investments . . . . . .                          (13,710,926)

                           Accumulated net unrealized appreciation (depreciation)
on investments and forward currency exchange contracts
[including $1,310,500 net unrealized
appreciation on financial futures]--Note 4(b). . . . . . . . . . . . . . . . . . . . . . .                           65,205,868

                                                                                                                 ______________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $430,701,851

                                                                                                                 ==============

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           19,034,219

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $22.63

                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:                    Cash dividends (net of $28,211 foreign taxes
                              withheld at source)  . . . . . . . . . . . . . . . . . . . .      $   6,312,195

                           Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .            863,588

                                                                                               ______________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                         $  7,175,783


EXPENSES:                  Investment advisory fee--Note 3(a)  . . . . . . . . . . . . . .          3,030,241

                           Prospectus and shareholders' reports  . . . . . . . . . . . .               42,602

                           Custodian fees--Note 3(a) . . . . . . . . . . . . . . . . . . .             39,050

                           Professional fees . . . . . . . . . . . . . . . . . . . . . . .             22,203

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .              8,011

                           Trustees' fees and expenses--Note 3(b)  . . . . . . . . . . .                6,523

                           Shareholder servicing costs . . . . . . . . . . . . . . . . . .              2,464

                           Loan commitment fees--Note 2  . . . . . . . . . . . . . . . . .              2,201

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .              5,562

                                                                                               ______________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                            3,158,857

                                                                                                                  _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            4,016,926

                                                                                                                  _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                Net realized gain (loss) on investments:

                              Long transactions (including foreign currency transactions)  .     $(15,286,132)

                              Short sale transactions  . . . . . . . . . . . . . . . . . .             (3,502)

                           Net realized gain (loss) on forward currency exchange contracts . .        558,598

                           Net realized gain (loss) on financial futures . . . . . . . . .          2,528,083

                                                                                               ______________

                                 Net Realized Gain (Loss)  . . . . . . . . . . . . . . . .                          (12,202,953)

                           Net unrealized appreciation (depreciation) on investments
                              and forward currency exchange contracts [including
                              $1,310,500 net unrealized appreciation on financial futures] . .                       51,292,044

                                                                                                                  _____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                           39,089,091

                                                                                                                  _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                            $43,106,017

                                                                                                                  =============



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended             Year Ended

                                                                                   December 31, 1998      December 31, 1997

                                                                                   __________________     __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $   4,016,926          $   4,119,396

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .          (12,202,953)            28,865,086

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .           51,292,044             11,506,268

                                                                                       ________________      ________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .           43,106,017             44,490,750

                                                                                       ________________      ________________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (3,885,893)            (4,098,117)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .           (7,167,070)           (24,999,802)

                                                                                       ________________      ________________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (11,052,963)           (29,097,919)

                                                                                       ________________      ________________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .           98,659,399            130,840,229

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           11,052,963             29,097,917

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (80,895,666)           (31,433,846)

                                                                                       ________________      ________________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions .           28,816,696            128,504,300

                                                                                       ________________      ________________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           60,869,750            143,897,131

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          369,832,101            225,934,970

                                                                                       ________________      ________________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $430,701,851           $369,832,101

                                                                                       ================      ================


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .      $       333,768        $       202,735

                                                                                       ________________      ________________

                                                                                            Shares                Shares

                                                                                       ________________      ________________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,575,277              6,307,701

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .              497,056              1,442,683

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (3,835,536)            (1,509,225)

                                                                                       ________________      ________________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .            1,236,797              6,241,159

                                                                                       ================      ================
                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                   Year Ended December 31,

                                                             ___________________________________________________________________

PER SHARE DATA:                                              1998           1997           1996           1995        1994(1)

                                                             ______         ______         ______         ______       ______
   Net asset value, beginning of period  . . . . .           $20.78         $19.55         $18.33         $11.98       $12.50

                                                             ______         ______         ______         ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . .             .21            .28             .36            .28          .28

   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . .            2.23           2.79            3.43           7.07         (.43)

                                                             ______         ______         ______         ______       ______

   TOTAL FROM INVESTMENT OPERATIONS  . . . . . . .            2.44           3.07            3.79           7.35         (.15)

                                                             ______         ______         ______         ______       ______

   Distributions:

   Dividends from investment income--net . . . . .            (.20)          (.28)          (.35)          (.27)        (.28)

   Dividends from net realized gain on investments .          (.39)         (1.56)         (2.22)          (.73)        (.09)

                                                             ______         ______         ______         ______       ______

   TOTAL DISTRIBUTIONS . . . . . . . . . . . . . .            (.59)         (1.84)         (2.57)         (1.00)        (.37)

                                                             ______         ______         ______         ______       ______

   Net asset value, end of period  . . . . . . . .          $22.63         $20.78         $19.55         $18.33       $11.98

                                                            =======        =======        =======        =======      =======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . .           11.81%         16.21%         20.75%         61.89%       (1.22%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . ..            .78%           .80%           .83%           .92%         .22%(2)

   Ratio of net investment income
      to average net assets  . . . . . . . . . . .            1.00%          1.37%          1.96%          2.21%        2.25%(2)

   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation          --             --             --              .03%        1.28%(2)

   Portfolio Turnover Rate   . . . . . . . . . . .          126.18%        180.73%        237.44%        255.42%      237.09%(2)

   Net Assets, end of period (000's Omitted)   . .        $430,702       $369,832       $225,935        $71,161       $1,040
-----------------------------

(1) From May 2, 1994 (commencement of operations) to December 31, 1994.

(2) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended ("the Act") as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Growth and Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (" Dreyfus" ) serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Series received net earnings credits of $669 during the period ended December 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Series has an unused capital loss carryover of approximately $11,768,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--BANK LINE OF CREDIT:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended December 31, 1998, the Series was charged $209 pursuant to the transfer agency agreement.

   The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1998, the Series was charged $39,050 pursuant to the custody agreement.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures, and forward currency exchange contracts, during the period ended December 31, 1998:

                                                                            Purchases                       Sales

                                                                          ______________               ______________
     Long transactions . . . . . . . . . . . . . . . . . . . . . . .        $488,424,529                 $493,907,483

     Short sale transactions . . . . . . . . . . . . . . . . . . . .             283,668                      280,166

                                                                          ______________               ______________

         TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . .        $488,708,197                 $494,187,649

                                                                          ==============               ==============


DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The
Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At December 31, 1998, there were no securities sold short outstanding.

   In   addition,  the  following  summarizes  open  forward  currency  exchange contracts at December 31, 1998:

                                                             Foreign

                                                            Currency                                              Unrealized

Forward Currency Exchange Contracts                          Amounts          Proceeds             Value         Appreciation

_________________________________                          ___________      ___________         ___________      ____________
Sales:

   British Pounds, expiring 3/24/99  . . . . . . . . . .       1,313,119       $2,200,000         $2,172,124          $27,876

                                                                                                                    =========


   The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1998 are set forth in the Statement of Financial Futures.

   (B) At December 31, 1998, accumulated net unrealized appreciation on investments, financial futures and forward currency exchange contracts was $65,205,868, consisting of $73,316,876 gross unrealized appreciation and $8,111,008 gross unrealized depreciation.

At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus
Variable Investment Fund, Growth and Income Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 4, 1999



DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   For Federal tax purposes the Series hereby designates $.067 per share as a long-term capital gain distribution of the $.446 per share paid on March 31, 1998.

   The Series also designates 46.73% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.

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Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

GROWTH AND INCOME PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                             108AR9812

Variable

Investment Fund,

GROWTH AND INCOME

PORTFOLIO

Annual Report

December 31, 1998